P R O S P E C T U S


                          LIPPER HIGH INCOME BOND FUND
                            LIPPER U.S. EQUITY FUND
                        PRIME LIPPER EUROPE EQUITY FUND

                          Each a no-load portfolio of
                             The Lipper Funds, Inc.
                                101 Park Avenue
                               New York, NY 10178
                      For information call 1-800-LIPPER9


     The Lipper Funds, Inc. (the "Company") is an open-end investment management company which offers three diversified no-load portfolios: Lipper High Income Bond Fund (the "High Income Fund"), Lipper U.S. Equity Fund (the"U.S. Equity Fund") and Prime Lipper Europe Equity Fund (the "Europe
Equity Fund" and, together with the High Income Fund and the U.S. Equity Fund, the "Funds"). As described in this Prospectus, the Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. Shares of each Fund are available without any sales charge through Lipper & Company, L.P., the Company's distributor (referred to herein as "Lipper" or the "Distributor"), the Company's transfer agent and certain investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services to the Funds.

          . The High Income Fund's investment objective is high current income, which it seeks to achieve by investing primarily in a diversified portfolio of high yield fixed income securities with maturities of less than 10 years rated in medium to lower rating categories or determined to be comparable to securities rated in medium to lower rating categories.

          . The U.S. Equity Fund's investment objective is capital appreciation, which it seeks to achieve by investing primarily in a diversified portfolio of common stocks of issuers with market capitalization in excess of $500 million believed to be selling below their inherent value based on factors such as fundamental business and financial prospects, economic forecasts, political factors and market conditions.

          . The Europe Equity Fund's investment objective is capital appreciation, which it seeks to achieve by investing primarily in a diversified portfolio of common stocks of issuers located in Europe believed to have the capacity for strong levels of growth based on factors such as liquidity, financial strength, earnings growth, industry position and management.

     Shares of the U.S. Government Money Market Fund -  Vista Shares   are also
made available by the Distributor to qualified investors who are investors in
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the Funds. Further information regarding the Vista   Federal Money Market Fund
and its current prospectus may be obtained by writing or calling the Distributor at the address and telephone number set forth above.

     The High Income Fund invests predominantly in medium and lower rated and comparable unrated debt securities, commonly referred to as "junk bonds." Bonds of this type are considered to be speculative with regard to the payment of interest and are subject to greater risk of loss of principal. Purchasers should carefully assess the risks associated with an investment in the High Income Fund. See "Risk Factors and Special Considerations - High Yield Securities."

     Lipper & Company, L.L.C., an affiliate of Lipper, serves as the investment adviser to the High Income Fund and the U.S. Equity Fund (the "U.S. Adviser"). Prime Lipper Asset Management serves as the investment adviser to the Europe Equity Fund (the "European Adviser" and, together with the U.S. Adviser, the "Advisers").

     The High Income Fund and the Europe Equity Fund have each been formed as a successor investment vehicle for a corresponding limited partnership for which Lipper or the European Adviser has acted as general partner and investment adviser since inception. Each such Fund will exchange Premier Shares for certain portfolio securities of its corresponding partnership (the "Transfers") prior to the public offering of its shares. The Transfers are subject to receipt by such Funds, the Advisers, the partnerships and Lipper ("Applicants") of appropriate exemptive relief from the Securities and Exchange Commission (the "SEC"). Applicants have submitted a request for exemptive relief to the SEC and believe that appropriate relief will be received, although there can be no assurance that such relief will be forthcoming. For further discussion of the Transfers and the potential tax consequences to new investors in the High Income Fund and the Europe Equity Fund associated with the Transfers, see "The Transfers" and "Taxes - The Transfers."

     This Prospectus sets forth concisely the information about the Company and the Funds that a prospective investor should know before investing and it should be retained for future reference. Additional information about the Company and the Funds is contained in the Company's Statement of Additional Information, dated March 6, 1996 (which may be amended or supplemented from time to time), which is incorporated herein in its entirety by reference. The Statement of Additional Information is available upon request and without charge by writing or calling the Company at the address and telephone number set forth above.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Funds involve certain investment risks, including the possible loss of principal.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

March 6, 1996

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospectus.

The Company

     The Company consists of three no-load portfolios and offers investors a range of investment choices. Each Fund has its own investment objective and policies designed to meet specific goals. The investment objective of each of the Funds is as follows:

     . The High Income Fund's investment objective is high current income, which it seeks to achieve by investing primarily in a diversified portfolio of high yield fixed income securities with maturities of less than 10 years rated in medium to lower rating categories or determined to be comparable to securities rated in medium to lower rating categories.

     . The U.S. Equity Fund's investment objective is capital appreciation, which it seeks to achieve by investing primarily in a diversified portfolio of common stocks of issuers with market capitalization in excess of $500 million believed to be selling below their inherent value based on factors such as fundamental business and financial prospects, economic forecasts, political factors and market conditions.

     . The Europe Equity Fund's investment objective is capital appreciation, which it seeks to achieve by investing primarily in a diversified portfolio of common stocks of European Companies (as defined below) believed to have the capacity for strong levels of growth based on factors such as liquidity, financial strength, earnings growth, industry position and management.


Investment Advisers

     Lipper & Company, L.L.C. serves as the investment adviser to the High Income Fund and the U.S. Equity Fund. The U.S. Adviser is a recently formed affiliate of Lipper, the Fund's distributor. The U.S. Adviser was organized by Lipper in connection with the expansion of its investment management business to include the management of registered investment companies. Each of the U.S. Adviser's officers or employees involved in managing the High Income Fund and the U.S. Equity Fund is also an employee of Lipper. Lipper is a privately owned investment management and investment banking firm founded in 1987. At December 31, 1995, Lipper managed assets having an aggregate market value on a gross basis of $2.7 billion on behalf of more than 225 institutional and high net worth clients. Lipper offers complementary investment strategies in intermediate term high yield bonds, hedged convertible securities, investment grade bonds, U.S. and European equities and preferred stocks. Lipper serves as the general partner to the limited partnership corresponding to the High Income Fund.

     Prime Lipper Asset Management serves as the investment adviser to the Europe Equity Fund and is the general partner and investment adviser to the limited partnership corresponding to the Europe Equity Fund. The European Adviser is a joint venture between Lipper and Prime S.p.A. Prime, through subsidiaries and affiliates, is among the largest asset managers in Italy, and specializes in management of portfolios invested in European issuers, with approximately $4 billion in assets under management at December 31, 1995 from
domestic and international investors.   See "The Investment Advisers" and
"Management of the Company."

How to Invest

     Premier Shares, Retail Shares and Group Retirement Plan Shares of each Fund may be purchased without any sales charge at their next determined net asset value through the Distributor, through certain investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services to the Funds, or by mailing a purchase order directly to Chase Global Funds Services Company, the Company's transfer agent (the "Transfer Agent"). See "Purchase of Shares."

     Premier Shares of each Fund are offered for sale to purchasers (other than purchasers eligible to purchase Group Retirement Plan Shares) who invest a minimum of $1,000,000 in the Fund. The Company and the Distributor reserve the right to waive or reduce the minimum initial investment with respect to certain accounts. In addition, Premier Shares of the High Income Fund and the Europe Equity Fund are offered for sale (with no minimum investment requirement) in connection with the Transfers to persons or entities who are limited partners in each such Fund's corresponding limited partnership and elect to participate in the Transfers. See "The Transfers."
     Retail Shares of a Fund are offered for sale to purchasers who invest a minimum of $10,000 in the Fund ($2,000 with respect to Individual Retirement Accounts). Retail Shares of each Fund are subject to an ongoing 12b-1 fee at an annual rate of up to 0.25% of their average daily net assets. See "Distribution and Service Plans."

     Group Retirement Plan Shares of a Fund are offered for sale with no minimum investment requirement to retirement plans including, but not limited to, qualified 401(k) plans, provided such plans meet the required number of eligible employees or the required amount of assets, and deferred compensation plans under 403(b)(7) of the Internal Revenue Code, as amended (the "Code"). Group Retirement Plan Shares of each Fund are subject to a service fee of up to 0.25% of their average daily net assets. See "Distribution and Service Plans." Investors should contact the Distributor at the address and telephone number set forth on the cover of this Prospectus for further information regarding the eligibility requirements for Group Retirement Plan Shares.

     Each Fund has established a subsequent investment minimum of $2,500 for its Premier and Retail Shares. Individual Retirement Accounts are subject to a $250 subsequent investment minimum. Group Retirement Plan Shares are not subject to a subsequent investment minimum. Each Fund reserves the right to vary any initial or subsequent investment minimum at any time.

How to Redeem

     Shares of each class may be redeemed at their net asset value next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. There is no deferred sales charge imposed on redemptions. If an investor in Premier Shares or Retail Shares of any Fund reduces the value of his or her account to below $500,000, in the case of Premier Shares, or $1,000, in the case of Retail Shares, such account may be subject to redemption by the Fund, but only after the investor has been given at least 30 days in which to increase his or her account balance to more than such required minimum account balance. Investors in Group Retirement Plan Shares are not subject to such a minimum account balance requirement. To the extent that shares in an investor's account are redeemed by a Fund, the investor could reinvest in any class of shares of the Fund at a later date provided that any eligibility requirements with respect to investing in the Fund were met at such time. See "Redemption of Shares" and "Valuation of Shares."


Dividends and Capital Gains

     The Company maintains different dividend and distribution policies for each of its Funds. They are as follows:

     The High Income Fund intends to distribute substantially all of its net investment income, if any, in the form of quarterly dividends.

     The U.S. Equity Fund and the Europe Equity Fund intend to distribute substantially all of their net investment income, if any, in the form of annual dividends.

     Each Fund intends to distribute its net realized capital gains, if any, at least annually.

     Unless a shareholder in a Fund instructs that dividend and capital gain distributions be paid in cash, dividend and capital gain distributions will be reinvested automatically in additional shares of the same class of shares of the Fund at the net asset value of that class at the time of reinvestment.

     Dividends paid by each class of a Fund's shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by that class. Retail Shares and Group Retirement Plan Shares of each Fund will receive lower per share dividends than Premier Shares because of the distribution and service fees borne by the Retail and Group Retirement Plan Shares, respectively. See "Distribution and Service Plans."

Risk Factors and Special Considerations

     Prospective investors should consider certain risks associated with an investment in each Fund. There is no assurance that a Fund will achieve its investment objective. The value of each Fund's investments, and thus the net asset value of each class of each Fund's shares, can be expected to fluctuate in response to changes in market and economic conditions, as well as the financial conditions and prospects of the issuers in which a Fund invests. Certain Funds may use various investment practices that involve special considerations, including investing in high yield and/or illiquid securities, investing in foreign securities, and engaging in hedging and derivatives, each of which involves special risks. See "Risk Factors and Special Considerations."

                                COMPANY EXPENSES

     Each Fund offers multiple classes of shares. Each share of a Fund accrues income in the same manner, but certain expenses differ based upon the class. The following tables are intended to assist investors in understanding the various costs and expenses applicable to each class of shares of the Funds:


                                               High         U.S.       Europe
                                              Income       Equity      Equity
Shareholder Transaction Expenses               Fund         Fund        Fund

Maximum Sales Charge Imposed on Purchases
    Premier Shares                             None         None        None
    Retail Shares                              None         None        None
    Group Retirement Plan Shares               None         None        None

Maximum Sales Charge Imposed  on Reinvested
Dividends
    Premier Shares                             None         None        None
    Retail Shares                              None         None        None
    Group Retirement Plan Shares               None         None        None

Maximum Contingent Deferred Sales Charge
    Premier Shares                             None         None        None
    Retail Shares                              None         None        None
    Group Retirement Plan Shares               None         None        None

Exchange Fees
    Premier Shares                             None         None        None
    Retail Shares                              None         None        None
    Group Retirement Plan Shares               None         None        None

Annual Operating Expenses
(as a percentage of average daily net
assets)

Investment Advisory Fees
    Premier Shares                             0.75%       0.85%        1.10%
    Retail Shares                              0.75%       0.85%        1.10%
    Group Retirement Plan Shares               0.75%       0.85%        1.10%

Administrative Fees
    Premier Shares                             0.20%       0.20%        0.20%

    Retail Shares                              0.20%       0.20%        0.20%
    Group Retirement Plan Shares               0.20%       0.20%        0.20%

12b-1 Fees
    Premier Shares                             None         None        None
    Retail Shares                              0.25%       0.25%        0.25%
    Group Retirement Plan Shares               None         None        None

Service Fees
    Premier Shares                             None         None        None
    Retail Shares                              None         None        None
    Group Retirement Plan Shares               0.25%        0.25%       0.25%



Other Expenses (estimated, after reimbursement) (1)
     Premier Shares                            0.05%        0.05%       0.30%
     Retail Shares                             0.05%        0.05%       0.30%
     Group Retirement Plan Shares              0.05%        0.05%       0.30%

Total Annual Operating Expenses (estimated, after
reimbursement) (2)
     Premier Shares                            1.00%        1.10%       1.60%
     Retail Shares                             1.25%        1.35%       1.85%
     Group Retirement Plan Shares              1.25%        1.35%       1.85%
__________________________________


     (1) "Other Expenses" reflects voluntary reimbursement by each Fund's Adviser of "Other Expenses" in excess of the amounts set forth in the table, which voluntary reimbursement is limited to the extent of such Adviser's investment advisory fee. Each Adviser reserves the right to terminate any voluntary reimbursement at any time in its sole discretion. Absent voluntary reimbursement, the ratio of "Other Expenses" to average daily net assets of (i) High Income Fund would be 0.39%, 0.39% and 0.39% for Premier Shares, Retail Shares and Group Retirement Shares, respectively, (ii) U.S. Equity Fund would be 0.36%, 0.36% and 0.36% for Premier Shares, Retail Shares and Group Retirement Shares, respectively and (iii) Europe Equity Fund would be 0.41%, 0.41% and 0.41% for Premier Shares, Retail Shares and Group Retirement Shares, respectively. The amounts set forth for "Other Expenses" are based on estimates for the current fiscal year. "Other Expenses" includes custodial and transfer agency fees, directors' fees and expenses, amortization of organizational costs, filing fees, professional fees, and the costs for reports to shareholders.

     (2) Absent voluntary reimbursements, the ratio of "Total Annual Operating Expenses" to average daily net assets of (i) High Income Fund would be 1.34%, 1.59% and 1.59% for Premier Shares, Retail Shares and Group Retirement Shares, respectively, (ii) U.S. Equity Fund would be 1.41%, 1.66% and 1.66% for Premier Shares, Retail Shares and Group Retirement Shares, respectively and (iii) Europe Equity Fund would be 1.71%, 1.96% and 1.96% for Premier Shares, Retail Shares and Group Retirement Shares, respectively.

     Based upon payment by each Fund of operating expenses at the levels set forth in the table above, the following example illustrates the projected dollar amount of cumulative expenses an investor would pay on a $1,000 investment in each Fund, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period:

                                             High       U.S.    Europe
                                            Income     Equity   Equity
                                             Fund       Fund     Fund
Premier Shares
    1 Year                                    $10       $11       $16
    3 Years                                   $32       $35       $50

Retail Shares
    1 Year                                    $13       $14       $19
    3 Years                                   $40       $43       $58

Group Retirement Shares
    1 Year                                    $13       $14       $19
    3 Years                                   $40       $43       $58

     This example should not be considered a representation of past or future expenses or rate of return. Actual expenses may be greater or less than those shown. Moreover, while the example assumes a 5% annual return for each Fund, each Fund's performance will vary and may result in a return greater or less than 5%. Each Adviser in its discretion may terminate voluntary reimbursements at any time.

     Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD").

     Certain investment dealers, banks and financial services firms may charge their customers direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing tables. See "Purchase of Shares," "Redemption of Shares" and "Distribution and Service Plans."



                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of each Fund is described below, together with the policies it employs in seeking to achieve its objective. There is no assurance that a Fund will attain its objective. Each Fund's investment objective and the investment policies described below are not fundamental and may be changed by the Company's Board of Directors without shareholder approval. In addition to the investment policies described below, each Fund's Adviser may utilize certain investment strategies and techniques in managing the Fund, as described below under "Other Investments and Investment Strategies."

The Funds

The High Income Fund

     The High Income Fund's investment objective is high current income. The High Income Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of high yield fixed income securities with maturities of less than 10 years rated in medium to lower rating categories or determined by the U.S. Adviser to be of comparable quality to securities rated in medium to lower rating categories.

     The Fund intends to invest, under normal market conditions, at least 80% of its total assets in "bonds" rated at the time of investment "Baa" to "B" by Moody's Investors Service, Inc. ("Moody's") or "BBB" to "B" by Standard & Poor's Corporation ("S&P"), or in securities determined by the U.S. Adviser to be of comparable quality. For purposes of the foregoing policy, the Fund defines "bonds" to include bonds, notes and debentures issued by U.S. and non-U.S. issuers. The Fund will not invest any of its assets in securities which, at the time of investment, are rated "Caa" or lower by Moody's or "CCC" or lower by S&P, or in comparable unrated securities. To the extent that the rating of any security held by the Fund falls below "B" by Moody's or S&P, the U.S. Adviser intends to dispose of such security within a reasonable period of time depending on market and issuer-specific conditions. The U.S. Adviser believes that medium- and low-rated and comparable unrated securities offer yields that fluctuate over time but that are generally superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks than higher rated securities, including price volatility and risk of default in the payment of interest and principal. See "Risk Factors and Special Considerations - High Yield Securities."

     The Fund may invest up to 15% of its total assets in non-U.S. dollar-denominated securities. To the extent that the Fund invests in non-U.S. dollar-denominated securities, changes in foreign currency exchange rates will affect the value of the securities in its portfolio and the unrealized appreciation and depreciation of investments. See "Risk Factors and Special Considerations - Risk of Investment in Foreign Securities."

     As used in this Prospectus, "high yield securities" includes debt obligations of all types issued by U.S. and non-U.S. corporate and governmental issuers, including bonds, debentures and notes, and stocks, such as preferred stocks, having priority over any other class of stock as to the distribution of assets or payment of dividends. A high yield security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by the warrants attached to the security or acquired as part of a unit with the security.

     Debt securities differ in their interest rates and maturities, among other factors. The maturity of the debt securities in the Fund's portfolio will be based in large part on the U.S. Adviser's expectations as to future changes in interest rates. For example, if the U.S. Adviser expects interest rates to rise, the Fund might invest more heavily in securities with shorter maturities, enabling the Fund to benefit from purchases of longer-term securities after rates have risen. Conversely, if the U.S. Adviser expects interest rates to fall, the Fund might invest more heavily in securities with longer maturities, in order to take advantage of the higher rates then available. However, under normal market conditions, the U.S. Adviser anticipates that the Fund's portfolio will have a dollar-weighted average maturity of approximately five years.

     In light of the risks associated with investing in high yield securities, the U.S. Adviser will take various factors into consideration in evaluating securities for purchase by the Fund. Those factors will typically include one or more of the following: (i) yield to maturity, yield to call (where appropriate), current yield and the price of the security relative to other securities of comparable quality and maturity, (ii) the issuer's financial resources, its sensitivity to economic conditions and trends and its operating history, (iii) review of the terms under which securities are issued and the nature of and coverage under financial covenants and (iv) the experience and track record of the issuer's management. In addition, the U.S. Adviser expects to invest the assets of the Fund in a broad range of issuers and industries.

     The Fund may invest up to 10% of its total assets in common stock, preferred stock, convertible securities, warrants or other equity securities. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed income securities which include such securities or in connection with actual or proposed conversion or exchange of fixed income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the U.S. Adviser, such purchase is appropriate.

     There may be times when, in the judgment of the U.S. Adviser, conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the U.S. Adviser may employ alternative strategies, including investment of a substantial portion of the Fund's assets in securities rated higher than "Baa" by Moody's or "BBB" by S&P, or in securities of comparable quality to securities with such ratings.


The U.S. Equity Fund

     The U.S. Equity Fund's investment objective is capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of common stocks of issuers with market capitalization in excess of $500 million which the U.S. Adviser believes are selling below their inherent value based on factors such as fundamental business and financial prospects, economic forecasts, political factors and market conditions. Under normal market conditions, at least 65% of the Fund's total assets will be invested in common stocks issued by U.S. issuers. The portion of the Fund's assets not invested in common stocks of U.S. issuers may be invested in preferred stock, convertible securities, rights and warrants, depositary receipts, and Temporary Investments as described below. Up to 15% of the Fund's total assets may be invested in equity securities issued by non-U.S. issuers and depositary receipts with respect to such securities.

     Although the Fund's portfolio is expected to be comprised primarily of securities that are publicly traded and registered under the Securities Act of

1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Fund may also from time to time invest in securities for which a public market does not exist or whose transfer will be restricted under the Securities Act. See "Other Investments and Investment Strategies - Illiquid Securities".

     In managing the Fund, the U.S. Adviser will utilize a value-oriented, "bottom-up" investment approach, focusing on attractive valuations relative to earnings growth and business prospects. In addition to the Fund's bottom-up approach to stock selection, the U.S. Adviser may also employ a "Buy-Write" strategy for equity securities which are trading within a range which the U.S. Adviser believes already reflects a fair value for such securities. Under such circumstances, the Fund may write a call option equal to the number of shares of the underlying security it has purchased, thereby generating income from the sale of the call option. This strategy is intended to both enhance the Fund's returns and reduce some of its risk by lowering the break-even point of the Fund's individual underlying security position. A "Buy-Write" strategy is generally considered more conservative than an outright purchase of the underlying security, but limits potential capital gains by the sale of the call option. For a discussion of the Fund's use of call options and other hedging and derivatives transactions, see "Other Investments and Investment Strategies -
 Hedging and Derivatives" below and "Investment Objectives and Policies-Additional Information on Portfolio Instruments and Certain Investment Strategies" in the Statement of Additional Information.

The Europe Equity Fund

     The Europe Equity Fund's investment objective is long-term capital appreciation. The Fund intends to invest primarily in a diversified portfolio of common stocks of "European Companies." Under normal market conditions, at least 65% of the total assets of the Fund will be invested in common stocks of "European Companies." "European Companies" include companies that (i) are organized under the laws of a European country, (ii) regardless of where organized, derive at least 50% of their revenues from goods produced or sold, investments made or services performed, in or with a European country or countries, or have at least 50% of their assets in a European country or countries, or (iii) have securities which are traded principally on a stock exchange in a European country. The European Adviser intends under current market conditions to focus on companies organized under the laws of Austria, Belgium, Denmark, Finland, France, Germany, Italy, Luxembourg, the Netherlands, Spain, Sweden, Switzerland and the United Kingdom. The Fund may also invest from time to time in common stocks of issuers organized under the laws of Greece, Ireland, Norway and Portugal. The European Adviser has no present intention to invest in common stocks of issuers organized under the laws of Eastern European countries. The portion of the Fund's assets not invested in common stocks may be invested in preferred stock, convertible securities, rights and warrants, depositary receipts, and Temporary Investments as described below. Although the Fund intends to invest primarily in securities listed on foreign stock exchanges, it will also invest in securities traded in over-the-counter markets, and may also from time to time invest in securities for which a public market does not exist or whose transfer will be restricted. See "Other Investments and Investment Strategies - Illiquid Securities."

     The Fund does not intend to concentrate its investments in a particular industry or group of industries, and expects to invest its assets in a broad range of issuers. While the Fund is not subject to any specific geographic diversification requirements, the Fund emphasizes investment in the more liquid European markets in an effort to reduce risk. In addition, the European Adviser currently intends to allocate the Fund's investments among major European markets to reduce currency risk. The Fund will not, under normal circumstances, invest in the stocks of U.S. issuers. For a description of special considerations and certain risks associated with investments in foreign issuers, see "Risk Factors and Special Considerations - Risk of Investment in Foreign Securities." The Fund has no current intention of investing in companies principally based in emerging European countries.

Temporary Investments

     For temporary defensive purposes, each Fund may vary from its investment objective and may invest, without limit (except for the limitations described under "Investment Limitations"), in cash and/or certain high quality short-term debt instruments described below. A Fund may also at any time invest its assets in such instruments for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses.

     The short-term debt instruments in which a Fund may invest include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); obligations issued or guaranteed by other governments or one of their agencies or instrumentalities; obligations issued or guaranteed by international organizations designed or supported by multiple foreign government entities to promote economic reconstruction or development; bank obligations, such as certificates of deposit, time deposits and bankers' acceptances; corporate debt obligations, including commercial paper; and repurchase agreements. To be eligible for investment under the circumstances described above, such instruments (other than U.S. Government Securities) must be issued by an issuer having a short-term debt rating of A-1 or better by S&P, a rating of Prime-1 by Moody's, a comparable rating from another nationally recognized statistical rating organization or, if unrated, deemed to be of equivalent quality by the Fund's Adviser.

Other Investments and Investment Strategies


     Depositary Receipts. Each Fund may invest in Depositary Receipts. American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of depositary receipts (which, together with ADRs, GDRs, and EDRs, are collectively referred to as "Depositary Receipts") evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depositary or custodian bank. Depositary Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depositary bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depositary Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets. Each Fund will treat Depositary Receipts as interests in the underlying securities for purposes of its investment policies. While Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted, they entail certain of the risks associated with investments in foreign securities. See "Risk Factors and Special Considerations - Risk of Investments in Foreign Securities." Each Fund will limit its investment in ADRs not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of investment). See the Statement of Additional Information for certain risks related to unsponsored ADRs.

     Convertible Securities. Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


     Warrants. Each Fund may invest up to 5% of the value of its net assets (valued at the lower of cost or market) in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Each Fund will not invest more than 2% of the value of its net assets (valued as described above) in warrants which are not listed on the New York or American Stock Exchanges or traded on the NASD National Market System.

     Zero Coupon Securities, Pay-in-Kind Bonds and Discount Obligations. The High Income Fund may invest in zero coupon securities and pay-in-kind bonds. In addition, certain of the High Income Fund's debt securities may be acquired at a discount ("Discount Obligations"). These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of the discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities, sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date. The High Income Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of additional debt or equity securities.

     Zero coupon securities, pay-in-kind bonds and Discount Obligations tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and Discount Obligations appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Under current federal income tax law, the High Income Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the High Income Fund will elect similar treatment for any market discount with respect to Discount Obligations. Accordingly, the High Income Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. See "Taxes."

     Illiquid Securities. Each Fund will not invest more than 15% of the value of its total assets in illiquid securities. Illiquid securities are securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investments. Illiquid securities include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, each Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. These factors may have an adverse effect on the Fund's ability to dispose of particular securities and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. A Fund may also purchase securities that are not registered under the Securities Act of 1933 (the "Securities Act") but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. A Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Funds who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a relatively recent development and it is not possible to predict how this market will mature. A Fund's Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors of the Company. See "Investment Objective and Policies - Additional Information on Portfolio Instruments and Certain Investment Strategies - Illiquid and Restricted Securities" in the Statement of Additional Information.

     Preferred Stock. Each Fund may invest in preferred stocks. Generally, preferred stocks are non-voting shares of a corporation which pay a fixed or variable stream of dividends. Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may be or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     Repurchase Agreements. Each Fund may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). A Fund would enter into repurchase agreements to generate additional income. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     Other Investment Funds. Each Fund may invest in the securities of other investment funds to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a Fund may invest up to 10% of its total assets in shares of other investment funds and up to 5% of its total assets in any one investment fund, provided that the investment does not represent more than 3% of the voting stock of the acquired investment fund. By investing in another investment fund, a Fund bears a ratable share of the other investment fund's expenses, as well as continuing to bear the Fund's advisory and administrative fees with respect to the amount of the investment. In addition, each Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund, as described below under "Investment Limitations."

     When-Issued and Delayed Delivery Securities. Each Fund may purchase securities on a "when-issued" or delayed delivery basis. When-issued and delayed delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price. A Fund will generally not pay for such securities or start earning income on them until they are received. Fixed income securities purchased on a when-issued or delayed delivery basis are recorded as an asset and are subject to changes in value based, among other factors, upon changes in the general level of interest rates. Each Fund will make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When a Fund purchases securities on a when-issued or delayed delivery basis, it will set aside securities or cash with its custodian equal to the payment that will be due.

     Borrowing. Each Fund may borrow only from banks or by entering into reverse repurchase agreements, in aggregate amounts not to exceed 33-1/3% of its total assets (including the amount borrowed) less its liabilities (excluding the amount borrowed), and only for temporary or emergency purposes. Bank borrowings may be from U.S. or foreign banks and may be secured or unsecured. A Fund may also borrow by entering into reverse repurchase agreements, pursuant to which it would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date and price. A Fund would also consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities.

     Loans of Fund Securities. Each Fund may lend its portfolio securities consistent with its investment policies, in order to generate additional income. A Fund may lend portfolio securities against collateral, consisting of cash or securities which are consistent with its permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no limitation on the amount of securities that may be loaned. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's Adviser to be of good standing and only when, in the judgment of the Adviser, the income to be earned from the loans justifies the attendant risks.

     Short Sales. Each Fund may make short sales of securities "against the box." A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale, the Fund owns or has the immediate and unconditional right to acquire the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

     Hedging and Derivatives. Each Fund is authorized to use various hedging and investment strategies described below to hedge market risks (such as broad or specific market movements and interest rates or other factors relevant to the Fund's investments, such as commodity prices or rates of inflation), to manage the effective maturity or duration of securities held by the Fund, or to seek to increase the Fund's income or capital appreciation. Over time, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur. Limitations on the portion of each Fund's assets that may be used in connection with the investment strategies described below appear in the Statement of Additional Information.

     Subject to the constraints described above, each Fund may purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, securities indices, currencies and other financial instruments and enter into currency forward contracts (collectively, these transactions are referred to in this Prospectus as "Derivatives"). The Funds will not engage in transactions in futures or options on futures.

     Derivatives may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities or to seek to enhance a Fund's income or gain. A Fund may use any or all types of the above-described Derivatives at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Derivative will be a function of numerous variables, including market conditions. The ability of a Fund to utilize Derivatives successfully will depend on its Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select securities. The use of Derivatives in certain circumstances will require a Fund to segregate cash, liquid high-grade debt obligations or other assets to the extent a Fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. See "Risk Factors and Special Considerations - Other Investments and Investment Strategies."

     A detailed discussion of Derivatives, including the requirement to segregate assets with respect to these transactions and special risks associated with such strategies, appears in the Statement of Additional Information.

     The degree of each Fund's use of Derivatives may be limited by certain provisions of the Code. See "Taxes."

                             INVESTMENT LIMITATIONS

     The investment limitations enumerated below are fundamental and may not be changed by the Company's Board of Directors without the affirmative vote of the holders of a majority of the affected Fund's outstanding shares. However, each Fund's investment objective and the other investment policies described herein may be changed by the Board of Directors without shareholder approval at any time. The percentage limitations set forth below, as well as those contained elsewhere in this Prospectus and the Statement of Additional Information, apply at the time a transaction is effected. Subsequent changes in a percentage resulting from market fluctuations or any other cause other than a direct action by the Fund will not require the Fund to dispose of Fund securities or to take other action to satisfy the percentage limitation. If there is a change in the investment objective of a Fund, shareholders of the affected Fund should consider whether the Fund remains an appropriate investment for them in light of their then current financial position and needs. (A complete list of each Fund's investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Limitations.")

     Each Fund may not purchase the securities of any one issuer if as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to this 5% limitation; provided that there is no limitation with respect to investments in U.S. Government Securities; and provided further, that each Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund.

     Each Fund may not borrow money, except that each Fund may borrow money from banks or enter into reverse repurchase agreements, in each case for temporary or emergency purposes only (not for leveraging or investment), in aggregate amounts not exceeding 33-1/3% (including the amount borrowed) of the value of its total assets at the time of such borrowing. For purposes of the foregoing investment limitation, the term "total assets" shall be calculated after giving effect to the net proceeds of any borrowings and reduced by any liabilities and indebtedness other than such borrowings. Additional investments will not be made by a Fund, including interests in another registered investment company, when borrowings exceed 5% of total net assets.

     A Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that there is no limitation with respect to investments in U.S. Government Securities; and provided further, that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund.

     Each Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the Fund's investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other investment company.



                                 THE TRANSFERS

     Each of the High Income Fund and the Europe Equity Fund has been formed as a successor investment vehicle for a corresponding limited partnership (each individually a "Partnership" and, collectively, the "Partnerships") for which Lipper or the European Adviser has acted as general partner and investment adviser since inception. Each such Fund will exchange Premier Shares for certain portfolio securities of its corresponding Partnership (individually a "Transfer" and, collectively, the "Transfers"). Premier Shares issued by each such Fund in the Transfers will be issued at the net asset value of Premier Shares prior to the Transfers. Securities acquired by the Funds in the Transfers will be valued as described below under "Valuation of Shares." The Transfers are subject to receipt by the Funds, the Advisers, the Partnerships and Lipper of appropriate exemptive relief from the SEC. Applicants have submitted a request for exemptive relief to the SEC and believe that appropriate relief will be received, although there can be no assurance that such relief will be forthcoming. Premier Shares received in the Transfers will be distributed to each Partnership's limited partners who elect to participate in the Transfers. To the extent that a Fund acquires securities in a Transfer that have appreciated in value from the date originally acquired by its corresponding Partnership, the Transfer may have adverse tax consequences to investors who acquire shares of the Fund in the continuous offering after the Transfer. If a Fund sells securities acquired in a Transfer that have appreciated in value from the date they were acquired by its corresponding Partnership, the amount of any gain with respect to such securities (including any appreciation in value from the date they were acquired by the Partnership through the date of the Transfer) would be taxable to all shareholders, including new shareholders as well as those shareholders who were former limited partners of the Partnership. The effect of this would be to tax new shareholders on a distribution that economically represents a return of a portion of the purchase price of their shares rather than on an increase in the value of their investment. The amount of any such gain that would be taxable to a shareholder is dependent on a number of factors, and there is no assurance that any gains existing at the time of the Transfer would in fact be recognized. Moreover, any tax liability would affect shareholders differently, depending on, among other things, individual decisions to redeem or continue to hold shares, the timing of such decisions, and applicable tax rates. See "Taxes-The Transfers."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

Net Asset Value Fluctuation; Changes in Interest Rates

     Each Fund's net asset value, and hence the value of its shares, will fluctuate, reflecting fluctuations in the market value of its portfolio positions. To the extent that a Fund invests in fixed income securities, the Fund's net asset value can be expected to change as general levels of interest rates fluctuate. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed income investment can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed income investment can generally be expected to decline. These fluctuations can be expected to be greater with respect to investments in fixed income securities with longer maturities than investments in securities with shorter maturities. Other factors affecting the value of a Fund's securities include, among other things, (1) changes in the actual and perceived creditworthiness of the issuers of such securities, (2) social, economic or political factors, (3) factors affecting the industry in which the issuer operates, such as competition or technological advances and (4) factors affecting the issuer directly, such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead. There is no assurance that the Funds will achieve their investment objectives.

High Yield Securities

     The High Income Fund will invest all or substantially all of its assets in high yield debt securities, commonly known as "junk bonds". High yield debt securities are those debt securities rated below investment grade (i.e., rated below "Baa" by Moody's or below "BBB" by S&P) and unrated securities of comparable quality. Securities rated below investment grade and comparable unrated securities involve greater risk, including greater price volatility and a greater risk of default in the timely payment of principal and interest, than higher rated securities. Under rating agency guidelines, bonds which are rated in the category "B" (the lowest category in which the High Income Fund may make an initial investment) generally lack characteristics of a desirable investment, and assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of Fund shares. Therefore, an investment in the Fund should not be considered as a complete investment program.

     The secondary markets for high yield debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield debt securities is generally lower than that for higher-rated securities. Moreover, the secondary markets for high yield debt securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the High Income Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the High Income Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Board of Directors to value the High Income Fund's portfolio securities and the Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect the High Income Fund's ability to sell securities at their fair value. In addition, the High Income Fund is permitted to invest up to 15% of its net assets in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in the High Income Fund's portfolio may become illiquid and the proportion of the High Income Fund's assets invested in illiquid securities may increase.

     The ratings of fixed income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category in which the High Income Fund may invest. See Appendix A to this Prospectus for a description of such ratings. Achievement of the High Income Fund's investment objective may be more dependent on the U.S. Adviser's credit analysis of issuers than would be the case if the Fund invested in higher quality debt securities.

     While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities frequently are subordinated to the prior payment of senior indebtedness.

     Many fixed income securities contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

Risks of Investment in Foreign Securities

     The Europe Equity Fund will primarily invest, and the High Income Fund and the U.S. Equity Fund will from time to time invest, in obligations of foreign corporate and government issuers. Securities of non-U.S. issuers may trade in U.S. or foreign securities markets. Securities of non-U.S. issuers involve certain considerations and risks not typically associated with investing in securities of U.S. companies or the U.S. Government, including uncertainties regarding future social, political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on securities held by a Fund, the possible seizure or nationalization of foreign assets and the possible establishment of foreign government laws or restrictions that might adversely affect the payment of interest on debt securities held by the Fund. Foreign securities markets may have substantially less volume and may be smaller, less liquid and subject to greater price volatility than U.S. markets. Delays or problems with settlement in foreign markets could affect the liquidity of a Fund's foreign investments and adversely affect performance. Investment in foreign securities also may result in higher brokerage and other costs and the imposition of transfer taxes or transaction charges. Investment by a Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain issuers or countries and may increase the costs and expenses of the Fund. In addition, the repatriation of both investment income and capital from some countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. In addition, there may be less publicly available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as U.S. issuers. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such securities. Because a Fund may invest in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Funds' investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Funds' net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

Other Investments, Investment Policies and Investment Strategies; Prior History

     Certain risks and special considerations of certain of the investment practices in which the Funds may engage are described above under "Investment Objectives and Policies - Other Investments and Investment Strategies."

     Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in greater losses than if they had not been used. Use of put and call options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause a Fund to hold a security it might otherwise not purchase or sell. The use of currency transactions could result in a Fund's incurring losses as a result of the imposition of exchange contracts or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses may be greater than if Derivatives had not been used. Additional information regarding the risks and special considerations associated with Derivatives appears in the Statement of Additional Information.

     As stated above under "The Transfers," each of the High Income Fund and the Europe Equity Fund has been formed as a successor investment vehicle for a corresponding Partnership. Neither Partnership was registered under, and therefore unlike the Fund was not subject to the provisions of, the 1940 Act, pursuant to an exemption from registration for entities which have fewer than 100 holders. As unregistered entities, neither Partnership was required to comply with the requirements of the 1940 Act, or the diversification, distribution and other requirements imposed by the Code. The U.S. Equity Fund has no prior operating history. See "Performance Information" below for further information regarding the historical investment performance of the Partnerships as well as that of certain U.S. equity oriented accounts managed by Lipper.

                               PURCHASE OF SHARES

     Shares of each class of each Fund may be purchased without any sales charge through the Distributor, through certain investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services to the Funds ("Participating Dealers"), or by mailing a purchase order directly to the Transfer Agent, at their net asset value next determined after the purchase order is received. The Distributor and Participating Dealers are responsible for forwarding orders they receive to the Transfer Agent by the applicable times described below on the same day as their receipt of the orders to permit purchase of shares as described above, and their failure to do so will result in investors not receiving that day's net asset value. See "Valuation of Shares."

     Premier Shares of each Fund are offered for sale to purchasers (other than purchasers eligible to purchase Group Retirement Plan Shares) who invest a minimum of $1,000,000 in the Fund. The Company and the Distributor reserve the right to waive or reduce the minimum initial investment with respect to certain accounts. In addition, Premier Shares of the High Income Fund and the Europe Equity Fund are offered for sale (with no minimum investment requirement) in connection with the Transfers to persons or entities who are limited partners in each such Fund's corresponding limited partnership and elect to participate in the Transfers. See "The Transfers."

     Retail Shares of a Fund are offered for sale to purchasers who invest a minimum of $10,000 in the Fund ($2,000 with respect to Individual Retirement Accounts). Retail Shares of each Fund are subject to an ongoing 12b-1 fee at an annual rate of up to 0.25% of their average daily net assets. See "Distribution and Service Plans."

     Group Retirement Plan Shares of a Fund are offered for sale with no minimum investment requirement to retirement plans, including, but not limited to, qualified 401(k) plans, provided such plans meet the required number of eligible employees or the required amount of assets, and deferred compensation plans under 403(b)(7) of the Code. Group Retirement Plan Shares of each Fund are subject to a service fee of up to 0.25% of their average daily net assets. See "Distribution and Service Plans." Investors should contact the Distributor at the address and telephone number set forth on the cover of this Prospectus for further information regarding the eligibility requirements for Group Retirement Plan Shares.

     Each Fund has established a subsequent investment minimum of $2,500 for its Premier and Retail Shares. Individual Retirement Accounts are subject to a $250 subsequent investment minimum. Group Retirement Plan Shares are not subject to any subsequent investment minimum. Each Fund reserves the right to vary any initial or subsequent investment minimum at any time.

     Purchase orders received by the Distributor or a Participating Dealer and transmitted to the Transfer Agent prior to the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE"), generally 4:00 p.m., New York time, on any day net asset value is calculated are priced according to the net asset value of the purchased class of shares determined on that day. Purchase orders received by the Transfer Agent after the close of regular trading on the NYSE are priced as of the time the net asset value per share of the relevant class is next determined. See "Valuation of Shares." Payment is generally due to the Distributor or a Participating Dealer on the third business day (the "Settlement Date") after the trade date. Investors who make payment prior to a Settlement Date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for such payment until the Settlement Date. Each Fund reserves the right to reject any purchase order and to suspend the offering of its shares for a period of time.


Initial Investments by Mail

     Shares of a Fund may be purchased by completing and signing an account application and mailing it, together with a check payable to "The Lipper Funds, Inc.", to:

                             The Lipper Funds, Inc.
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA  02208-2798

     Payment for the purchase of shares received by mail will be credited to an investor's account at the net asset value per share of the purchased class of shares of a Fund next determined after receipt.

Initial Investment by Wire

     Shares of a Fund may also be purchased by wiring Federal Funds to the Company's custodian (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:

     (a) The investor must telephone the Transfer Agent (toll-free 1-800-LIPPER9) and provide name, address, telephone number, social security or tax I.D. number, the Fund and class of shares to be purchased, the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Transfer Agent prior to wiring funds). An account number will then be provided;

     (b) The investor must instruct his or her bank to wire the specified amount to the Company's custodian as follows:

                         The Chase Manhattan Bank, N.A.
                              New York, N.Y. 10003
                               ABA # 0210-0002-1
                            DDA Acct. #910-2-753168
                          F/B/O The Lipper Funds, Inc.
                              Ref: [Name of Fund]
                         Account Number ______________
                          Account Name _______________

     (c) The investor must forward a completed and signed account application to the Transfer Agent, and mail a carbon copy of the account application (manually signed) to the Company at the address set forth above under "Initial Investments by Mail" as soon as possible. It is important that investors forward the account application to the Transfer Agent and the Company in a timely manner, since shares of the Funds will not be redeemed, exchanged or transferred until the Transfer Agent receives the shareholder's account application. Federal Funds purchases will be accepted only on days on which both the NYSE and the Company's custodian are open for business.

Additional Investments

     An investor may add to his or her account by purchasing additional shares of the same class of a Fund's shares by mailing a check to the Transfer Agent (payable to "The Lipper Funds, Inc.") at its address set forth above under "Initial Investments by Mail" or by wiring funds to the Company's custodian using the procedures set forth above under "Initial Investment by Wire." It is important that the account number, account name, and the Fund and class of shares to be purchased are specified on the check or wire to ensure proper crediting to the investor's account.

     In order to ensure that wire orders are invested promptly, investors are requested to notify the Transfer Agent prior to the wire date. Mail orders must include the "Invest by Mail" stub which accompanies each Fund's confirmation statement.

Other Purchase Information

     Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

     Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued under any circumstances. Investors should note that it is considerably more difficult to redeem shares held in certificate form.

     As stated above, shares of each Fund may be purchased by customers of Participating Dealers. Participating Dealers may impose additional or different conditions or other account fees on the purchase and redemption of Fund shares. Each Participating Dealer is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Participating Dealers should consult their Participating Dealer for information regarding these fees and conditions. Certain Participating Dealers may receive compensation from the Company, the Distributor, the Advisers, or any of the Advisers' affiliates. A salesperson and any other person entitled to receive compensation for selling or servicing Fund shares may receive different compensation with respect to sales of one class of shares over another.

     Participating Dealers may enter confirmed purchase orders on behalf of their customers. If you buy shares of a Fund in this manner, your Participating Dealer must transmit your investment order to the Transfer Agent prior to 4:00 p.m. on a business day to receive the net asset value of the purchased class determined on the same day. Participating Dealers are solely responsible to their customers for the timely transmission of all purchase and redemption requests, investment information, documentation and money.

                         DISTRIBUTION AND SERVICE PLANS

     The Company's Board of Directors has adopted a distribution plan for the Retail Shares of each Fund pursuant to Rule 12b-1 under the 1940 Act (the "Retail Distribution Plan"), and a shareholder servicing plan for the Group Retirement Plan Shares of each Fund (the "Group Retirement Servicing Plan"). Potential investors should read this Prospectus in light of the terms governing the agreement between their Participating Dealers and the Distributor.


Retail Distribution Plan

     Under the Retail Distribution Plan, each Fund, at the expense of its Retail Shares, pays the Distributor for distributing the Fund's Retail Shares at an annual rate of up to 0.25 of 1% of the value of the average daily net assets of such Fund's Retail Shares. The Distributor may pay one or more Participating Dealers a fee in respect of distribution of a Fund's Retail Shares. The Distributor determines the amounts, if any, to be paid to Participating Dealers under the Retail Distribution Plan and the basis on which such payments are made. The Retail Distribution Plan also provides that the

Advisers may pay Participating Dealers out of their investment advisory fees, their past profits or any other source available to them. From time to time the Distributor may defer or waive receipt of fees under the Retail Distribution Plan while retaining the ability to be paid under the Retail Distribution Plan thereafter. The foregoing fees payable under the Retail Distribution Plan are payable without regard to actual expenses incurred.

Group Retirement Servicing Plan

     The Company intends to enter into servicing agreements pursuant to which Participating Dealers and sometimes the Distributor will render certain support services to their customers who are beneficial owners of Group Retirement Plan Shares. Such services are intended to supplement the services provided by the Company's administrator and Transfer Agent. Under the Group Retirement Servicing Plan, each Fund, at the expense of its Group Retirement Plan Shares, may pay one or more Participating Dealers and/or the Distributor up to 0.25 of 1% (on an annualized basis) of the value of the average daily net assets of such Fund's Group Retirement Plan Shares for providing one or more of the following services to such customers: establishing and maintaining accounts and records relating to customers that invest in Group Retirement Plan Shares; processing dividend and distribution payments from a Fund on behalf of customers; arranging for bank wires; providing sub-accounting with respect to Group Retirement Plan Shares beneficially owned by customers or the information necessary for sub-accounting; forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; assisting in processing purchase, exchange and redemption requests from customers and in placing such orders with the Company's service contractors; assisting customers in changing dividend options, account designations and addresses; providing customers with a service that invests the assets of their accounts in Group Retirement Plan Shares pursuant to specific or pre-authorized instructions; providing information periodically to customers showing their positions in Group Retirement Plan Shares and integrating such statements with those of other transactions and balances in customers' other accounts with the Participating Dealer; responding to customer inquiries relating to the services performed by the Participating Dealer or the Distributor; responding to customer inquiries concerning their investments in Group Retirement Plan Shares; and providing other similar shareholder liaison services. Fees payable under the Group Retirement Servicing Plan are not paid to Participating Dealers or the Distributor with respect to other classes of shares of the Funds. Investors who are or anticipate becoming beneficial owners of Group Retirement Plan Shares should read this Prospectus in light of the terms and fees governing their accounts with Participating Dealers.

Other

     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit banks generally from issuing, underwriting, selling or distributing securities. Accordingly, banks will be engaged to act as Participating Dealers only to perform administrative and shareholder servicing functions. The Company believes that banks, subject to banking laws and regulations, may perform such administrative and shareholder servicing functions without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could require banks to discontinue providing such administrative and shareholder servicing functions. If banks were required to discontinue providing all or a part of such functions, their customers would be permitted to remain the beneficial owners of shares of the Funds and alternative means for continuing the servicing of such customers would be sought. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

     In addition, state securities laws on this issue may differ from interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to state laws.

                              REDEMPTION OF SHARES

     Shareholders may request redemption of their shares at any time. When a redemption request is received in proper form, a Fund will redeem the shares at the next determined net asset value of the class of shares being redeemed. The proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon the net asset value of the shares being redeemed at the time of redemption. If a shareholder holds shares in more than one class or Fund, any request for redemption must specify the Fund and class of shares being redeemed. In the event of a failure to specify which Fund and class, or if the investor owns fewer shares of a class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from the Distributor or a Participating Dealer, or if the shareholder's account is not with the Distributor or a Participating Dealer, from the shareholder directly.

     Each Fund normally transmits redemption proceeds for credit to the shareholder's account at the Distributor or a Participating Dealer at no charge within seven days after receipt of a redemption request. Generally, these funds will not be invested for the shareholder's benefit without specific instruction, and the Distributor will benefit from the use of temporarily uninvested funds. A shareholder who pays for shares by personal check will be credited with the proceeds of a redemption of those shares only after the purchase check has been collected, which may take up to 15 days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with Federal Funds, by bank wire or with a certified or cashier's check. Shares will not be redeemed until the Transfer Agent has received the shareholder's account application.

     If an investor in Premier Shares or Retail Shares of any Fund reduces the value of his or her account to below $500,000, in the case of Premier Shares, or $1,000, in the case of Retail Shares, such account may be subject to redemption by the Fund, but only after the investor has been given at least 30 days in which to increase his or her account balance to more than such required minimum account balance. Investors in Group Retirement Plan Shares are not subject to such a minimum account balance requirement. To the extent that shares in an investor's account are redeemed by a Fund, the investor could reinvest in any class of shares of the Fund at a later date provided that any eligibility requirements with respect to investing in the Fund were met at such time. In addition, a Fund may redeem shares involuntarily or suspend the right of redemption as permitted under the 1940 Act, or under certain special circumstances described in the Statement of Additional Information under "Additional Redemption Information."

     Shares of each Fund may be redeemed in one of the following ways:

Redemption through the Distributor or a Participating Dealer

     Redemption requests may be made through the Distributor or a Participating Dealer. A shareholder desiring to redeem shares represented by certificates must also present such certificates to the Distributor or a Participating Dealer endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests involving shares represented by certificates will not be deemed received until such certificates are received by the Transfer Agent in proper form. The Transfer Agent is located at 73 Tremont Street, Boston, MA. 02208.

Redemption by Mail

     Redemption requests also may be mailed to the Transfer Agent at the following address:

                             The Lipper Funds, Inc.
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                        Boston, Massachusetts 02208-2798

     A mailed request to redeem shares must include the following:

     (a)  Stock certificates representing the shares redeemed, if issued;

     (b) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, as well as the Fund and class being redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     (c)  Any required signature guarantees (see "Signature Guarantees" below);
and

     (d) Other supporting legal documents in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

     Shareholders who are uncertain of the requirements for redemption should call 1-800-LIPPER9.


Signature Guarantee

     To protect investors, the Company and the Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) or the registered address, or (2) when the registered shareholder requests a transfer of shares to another person(s). The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Exchange Act. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Transfer Agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which must specify the total number of shares, Fund and class of shares to be redeemed; or (3) on all stock certificates tendered for redemption (in the event that all shares being redeemed are held in certificated form).


Redemption by Telephone

     Provided that an investor has previously established a telephone redemption privilege when completing an account application, a request for redemption of shares may be made by calling the Transfer Agent at 1-800-LIPPER9 and requesting that redemption proceeds be mailed to the investor or wired to his or her bank. If an investor selects a telephone redemption privilege, the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor or a representative of the investor's Participating Dealer, and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine. When redeeming shares by telephone, an investor must have ready his or her name and account number, as well as Fund name, Social Security number or tax I.D. number and account address.

     To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at its address set forth above under "Redemption by Mail." Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. An investor cannot redeem shares by telephone if he or she holds stock certificates for the shares. Please contact 1-800-LIPPER9 for further details.

Redemption in Kind

     If the Board of Directors of the Company determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay redemption proceeds in whole or in part by a distribution of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of securities so received in payment of redemptions.

                               EXCHANGE PRIVILEGE

     The Exchange Privilege enables investors to purchase, in exchange for shares of a Fund, shares of certain other funds in the Lipper Group of Funds, to the extent such shares are offered for sale in the investor's state of residence and the purchase meets the minimum investment and other eligibility requirements of the Fund into which the investor is exchanging. If an investor desires to use the Exchange Privilege, he or she should consult the Distributor or his or her Participating Dealer to determine if it is available and whether any other conditions are imposed on its use.

     To use the Exchange Privilege, an investor or his or her Participating Dealer acting on his or her behalf must give exchange instructions to the Transfer Agent by mail, or by telephone if the investor has previously established the telephone exchange privilege, as further described below. Shares will be exchanged at the next determined net asset value. No fees currently are charged to shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC.

     Before any exchange, an investor should carefully read the portions of this Prospectus relating to the new Fund in which he or she wishes to invest or, if the investor wishes to exchange into a fund not described in this Prospectus, he or she must obtain and should carefully review a copy of the current prospectus of the fund into which he or she wishes to exchange.

     Exchanges may be subject to limitations as to amounts or frequency, and to other restrictions established by the Company's Board of Directors to assure that exchanges do not disadvantage the Funds or their shareholders. Shares held in broker "street name" may not be exchanged by mail or telephone; an investor must contact his or her Participating Dealer to exchange such shares. The Company reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     The exchange of shares of one Fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

Exchange By Mail

     In order to exchange shares by mail, an investor must include in the exchange request his or her account number for his or her current Fund, the name of his or her current Fund and the class which he or she wishes to exchange from, the name of the Fund into which he or she wishes to exchange, and the documents described in the procedures set forth above under "Redemption of Shares - Redemption by Mail." The request to exchange shares must be sent to:
                             The Lipper Funds, Inc.
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA  02208-2798


Exchange By Telephone

     Provided that an investor has previously established the telephone exchange privilege when completing an account application, he or she may request an exchange of shares by calling the Transfer Agent at 1-800-LIPPER9. If an investor selects a telephone exchange privilege, he or she authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor or a representative of the investor's Participating Dealer, and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine. When exchanging shares by telephone, an investor should have ready his or her name and account number with the current Fund, the name of the current Fund and the class of such Fund which he or she wishes to exchange, the name of the Fund into which he or she wishes to exchange, his or her Social Security number or tax I.D. number and account address.

Transfer of Registration

     An investor may transfer the registration of any Fund shares to another person by writing to the Transfer Agent at the address set forth above under "Redemption of Shares-Redemption by Mail."

                              VALUATION OF SHARES

     The net asset value per share of each class of shares of each Fund is calculated Monday through Friday, except on days on which the NYSE is closed. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of each class of shares of a Fund is determined as of the close of regular trading on the NYSE, and is computed by dividing the value of the net assets of the Fund attributable to that class by the total number of shares of that class outstanding. Generally, a Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Company's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Board of Directors determines that amortized cost reflects the fair value of those investments. Occasionally, events which affect the values of such securities may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under procedures established by the Company's Board of Directors. Further information regarding the Company's valuation policies is contained in the Statement of Additional Information.

                           MANAGEMENT OF THE COMPANY


General

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company and the persons or companies that furnish services to the Company, including agreements with the Distributor, Advisers, administrator, custodian and Transfer Agent. The day-to-day operations of the Company are delegated to the Advisers with respect to each Fund and to the Company's administrator. The Statement of Additional Information contains general background information regarding each director and executive officer of the Company.

Investment Advisers

     Each of the Advisers is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Neither of the Advisers has previously served as an investment adviser to an investment company registered under the 1940 Act.

     The U.S. Adviser.

     Lipper & Company, L.L.C., located at 101 Park Avenue, New York, New York 10178, serves as investment adviser to the High Income Fund and the U.S. Equity Fund (the "U.S. Adviser"). The U.S. Adviser is a recently formed affiliate of Lipper, which acts as the Fund's distributor. The U.S. Adviser was organized by Lipper in connection with the expansion of its investment management business to include the management of registered investment companies. Each of the U.S. Adviser's officers or employees involved in managing the High Income Fund and the U.S. Equity Fund is also an officer or employee of Lipper. Lipper is a privately owned investment management and investment banking firm founded in 1987. At December 31, 1995, Lipper managed assets having an aggregate market value on a gross basis of $2.7 billion on behalf of more than 225 institutional and high net worth clients. Lipper offers complementary investment strategies in intermediate term high yield bonds, hedged convertible securities, investment grade bonds, U.S. and European equities and preferred stocks. Lipper has served as the general partner and investment adviser to the Partnership corresponding to the High Income Fund since the inception of the Partnership. Lipper also serves as the general partner to several other private investment partnerships organized in the U.S. or offshore. Lipper is also registered as a broker-dealer with the SEC and the NASD.

     Kenneth Lipper is the President of the U.S. Adviser, and has been President of Lipper (together with its predecessor, Lipper & Company, Inc.) since 1986. Mr. Lipper was a General Partner of Lehman Brothers Inc. from 1969 to 1975 and a General Partner and Managing Director of Salomon Brothers Inc from 1976 to 1982. He subsequently served as Deputy Mayor of New York City from 1983 to 1985. Mr. Lipper is the author of the novel "Wall Street" and the screenplay "City Hall". He graduated from Columbia University and Harvard Law School and is a member of the New York State Bar. As a specialist in corporate finance since 1969, Mr. Lipper has held all levels of responsibility as an adviser to corporations in mergers, tender offers, convertible issues, asset valuations and other investment banking transactions. Since 1986, Mr. Lipper has supervised the investment management and investment banking operations of the U.S. Adviser. He is a trustee of the Rockefeller Brothers Fund, a member of the Federal Reserve Bank of New York's International Advisory Board and a Senior Financial Adviser to the New York City Council. Mr. Lipper also serves on the Harvard Executive Committee on University Resources, and the Visitor's Committee of the Kennedy School of Government at Harvard University.

     Abraham Biderman, a certified public accountant, is an Executive Vice President of the U.S. Adviser and of Lipper and Co-Manager of Lipco Partners, L.P., a limited partnership under management by the U.S. Adviser. Mr. Biderman joined Lipper & Company, Inc. in 1990. He was the Commissioner of the New York City Department of Housing, Preservation and Development from 1988 to 1989, and in that capacity was responsible for the largest housing development project in the United States. He was the Commissioner of the New York City Department of Finance from 1986 to 1988, responsible for the collection of over $20 billion a year in tax and other revenues. Mr. Biderman also served as a Special Advisor to former Mayor Edward I. Koch from 1985 to 1987 and was an Assistant to then-Deputy Mayor Kenneth Lipper from 1983 to 1985.

     Edward Strafaci is the Director of Fixed Income Money Management for the U.S. Adviser and for Lipper. Mr. Strafaci is principally responsible for the trading operations of Lipco Partners. He has managed Lipco Partner's convertible and fixed income activities since 1989, and has been a trader with Lipco Partners since its inception in 1985. Prior to joining Lipco Partners, Mr. Strafaci was a trader at Dean Witter Reynolds Inc. from 1984 to 1985. Mr. Strafaci received his M.B.A. and B.A. from St. John's University.

     Wayne Plewniak is responsible for the day-to-day investment activities of the High Income Fund. Mr. Plewniak is an employee of the U.S. Adviser and joined Lipper in 1991. Prior to joining Lipper, he served as a Senior Investment Analyst for Bell Atlantic Corporation from 1988 to 1991, concentrating on private placement and high-yield investments. From 1986 to 1988, Mr. Plewniak worked for Paribas North America in its Merchant Banking department. Mr. Plewniak holds an M.B.A. from Georgetown University and a B.S. in Industrial Engineering from Rochester Institute of Technology.

     The U.S. Equity Fund is managed by an Investment Committee comprised of Mr. Lipper, Nancy Friedman and Michael Visovsky. Nancy Friedman is an employee of the U.S. Adviser. Ms. Friedman joined Lipper in 1993 and is a Vice President in charge of equity research for Lipper. Prior to joining Lipper, she served as a Securities Analyst at Lehman Brothers Inc. from 1985 to 1993. From 1982 to 1985, Ms. Friedman worked for Merrill Lynch & Co. as a Securities Analyst in its Capital Markets department. Ms. Friedman received her B.A. from Barnard College, Columbia University and her M.B.A. from New York University. Michael Visovsky is an employee of the U.S. Adviser and is the Director of Research for Lipper. Mr. Visovsky is responsible for all of the U.S. Adviser's and Lipper's equity research operations. Mr. Visovsky has been responsible for research for the convertible arbitrage portfolio of Lipco Partners since its inception in 1985, including all equity research related to the management of such portfolio. Previously, Mr. Visovsky was a research analyst at Dean Witter Reynolds Inc. He received a law degree from Brooklyn Law School and is a member of the New York State Bar. Mr. Visovsky received his M.B.A. from New York University and his B.B.A. from Baruch College (CUNY).

     The European Adviser.

     Prime Lipper Asset Management, located at 101 Park Avenue, New York, New York 10178, serves as investment adviser to the Europe Equity Fund (the "European Adviser" and, together with the U.S. Adviser, the "Advisers"). The European Adviser has been the general partner and investment adviser to the Partnership corresponding to the Europe Equity Fund since the inception of the Partnership. The European Adviser is a joint venture between subsidiaries of Lipper & Company, L.P. and Prime S.p.A. ("Prime"). Prime is a subsidiary of Fidis S.p.A., the financial services company controlled by Fiat S.p.A. Prime, through subsidiaries and affiliates, is among the largest asset managers in Italy, and specializes in management of portfolios invested in European issuers, with approximately $4 billion of assets under management as of December 31, 1995 from domestic and international investors.

     Francesco Taranto, the Managing Director of Prime, joined the Prime Group in 1987 as a Managing Director of PrimeGest S.p.A. Mr. Taranto's market experience dates from 1959, and he is responsible for the overall supervision of portfolio management of all mutual funds advised by Prime. As Chairman of the Investment Committee of Prime, Mr. Taranto oversees the development and implementation of investment strategy and asset allocation policy. Prior to joining the Prime Group, he served for four years as the General Manager of Interbancaria Gestione, a prominent Milan-based mutual fund company.

     Guido Guzzetti is responsible for the day-to-day investment activities of the Europe Equity Fund. Mr. Guzzetti has been associated with Prime since 1987. He is responsible for the overall investment process of Prime's Europe Growth investment strategy and for the research and development of structured asset management products for institutional investors. Mr. Guzzetti is also Managing Director and Chief Investment Officer of UniGest S.p.A., a mutual fund management company with approximately $200 million under management. From 1982-1986, Mr. Guzzetti was an information system analyst and sales representative at IBM. Prior to that he was a researcher on mathematical and numerical modeling at ENI. Mr. Guzzetti holds a B.A. in Physics from Milan University.

Compensation

     For its services under its investment advisory agreement with the Company with respect to each Fund, each Adviser is entitled to receive an annual fee computed daily and paid monthly at the annual rates set forth below. From time to time, an Adviser may voluntarily waive for a period of time all or a portion of the fee to which it is entitled under its investment advisory agreement with the Company with respect to a particular Fund.

          Fund                                             Advisory Fee

          High Income Fund                                    0.75%
          U.S. Equity Fund                                    0.85%
          Europe Equity Fund                                  1.10%

     The investment advisory fees for the U.S. Equity Fund and the Europe Equity Fund are higher than the investment advisory fees paid by most investment companies, a universe of companies which includes money market funds and other investment companies that invest primarily in low risk instruments, and investment companies which are not actively managed such as index funds. The Advisers believe, however, that such fees are within the range of fees charged by investment advisers to investment companies that have comparable investment objectives, policies and strategies to those of the Funds.

Distributor

     Lipper & Company, L.P., located at 101 Park Avenue, New York, New York 10178, serves as the Company's distributor. The Distributor is entitled to receive an annual distribution fee with respect to each Fund's Retail Shares, and may receive all or a portion of the annual service fee, if any, paid with respect to a Fund's Group Retirement Plan Shares. See "Distribution and Services Plans."

Administrator

     Chase Global Funds Services Company, a wholly owned subsidiary of The Chase Manhattan Bank N.A., serves as the Company's administrator (the "Administrator"). The Administrator calculates the net asset value of each class of shares of each Fund's shares and generally assists in all aspects of the Company's administration and operation. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the value of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million; and 0.05% of the Company's average daily net assets in excess of $400 million. The Administrator is located at 73 Tremont Street, Boston, MA 02208.

Expenses

     Each Fund's expenses include taxes, interest, fees and salaries of the Company's directors and officers who are not directors, officers or employees of the Company's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Each Fund's expenses are allocated to a particular class of its shares based on either expenses identifiable to such class or the relative net assets of such class and the other classes of its shares. The Advisers have agreed to reimburse the Funds to the extent required by applicable state law for certain expenses that are described in the Statement of Additional Information.

                                   DIVIDENDS

     The policy of each Fund is to distribute its investment income and net realized capital gains, if any. Shares of a Fund begin accruing dividends on the business day following the day a purchase order is priced and continue to accrue dividends up to and including the day that such shares are redeemed. Unless a shareholder instructs that dividends and capital gains distributions on shares of a class be paid in cash and credited to the shareholder's account at the Distributor or a Participating Dealer, dividends and capital gains distributions will be reinvested automatically in additional shares of the same class at the net asset value of that class at the time of reinvestment.

     The High Income Fund intends to distribute substantially all of its net investment income to shareholders quarterly. The U.S. Equity Fund and the Europe Equity Fund intend to distribute substantially all of their net investment income annually. Each Fund intends to distribute net realized capital gains, if any, with the last dividend for the calendar year.

     Dividends paid by each class of a Fund's shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by that class. Shares subject to payments under a Fund's Distribution or Service Plan will receive lower per share dividends than shares not subject to such payment because of the higher expenses borne by such shares.

     Each shareholder or its authorized representative will receive an annual statement detailing the amount of any dividends and distributions made during each year and their federal tax qualification.


                                     TAXES

     Each Fund intends to qualify and elect to be treated as a regulated investment company for federal income tax purposes under Subchapter M of the

Code. If so qualified, a Fund will not be subject to federal income taxes on its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (the excess of a Fund's net long-term capital gain over its net short-term capital loss), if any, that it distributes to its shareholders in each taxable year. To qualify as a regulated investment company, a Fund must, among other things, distribute to its shareholders at least 90% of its net investment company taxable income for such taxable year. However, a Fund would be subject to corporate income tax at a rate of 35% on any undistributed income or net capital gain. A Fund must also derive less than 30% of its gross income in each taxable year from the sale or other disposition of certain securities held for less than three months (the "30% limitation"). If in any year a Fund should fail to qualify as a regulated investment company, the Fund would be subject to federal income tax in the same manner as an ordinary corporation, and distributions to shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund. Distributions in excess of earnings and profits will be treated as a tax-free return of capital, to the extent of a holder's basis in its shares, and any excess, as a long- or short-term capital gain.

     Each Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions, whether paid in cash or reinvested in additional shares, of net investment income will be taxable as ordinary income. Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code. A portion of such dividends may qualify for the dividends-received deduction generally available for corporate shareholders under the Code. Distributions to shareholders of net capital gain that are designated by a Fund as "capital gains dividends," whether paid in cash or reinvested in additional shares, will be taxable as long-term capital gains regardless of how long the shares have been held by such shareholders. Shareholders receiving distributions in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

     Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of a Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

     Dividends and distributions by a Fund are generally taxable to the shareholders at the time the dividend or distribution is made. Any dividend declared by a Fund in October, November or December of any calendar year, however, which is payable to shareholders of record on a specified date in such a month and not paid on or before December 31 of such year will be treated as received by the shareholders as of December 31 of such year, provided that the dividend is paid during January of the following year.

     Each Fund may engage in hedging. See "Investment Objective and Policies - Other Investments and Investment Strategies - Hedging and Derivatives." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer recognition of certain of a Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The extent to which a Fund may be able to use such hedging techniques and continue to qualify as a regulated investment company may be limited by the 30% limitation discussed above. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any forward contracts, options or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Each Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.

     Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities will be subject to a 30% withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or the income is "effectively connected" with a U.S. trade or business. Generally, subject to certain exceptions, capital gain dividends paid to non-resident shareholders or foreign entities will not be subject to U.S. tax. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting each Fund and its shareholders. As noted above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in each Fund should consult their tax advisers with specific reference to their own tax situation.

The Transfers

     As discussed above under "The Transfers," to the extent that the High Income Fund or the Europe Equity Fund acquires securities in a Transfer that have appreciated in value from the date originally acquired by its corresponding Partnership, the Transfer may have adverse tax consequences to investors who acquire shares of the Fund in the continuous offering after the Transfer. If either such Fund sells securities acquired in a Transfer that have appreciated in value from the date they were acquired by its corresponding Partnership, the amount of any gain with respect to such securities (including any appreciation in value from the date they were acquired by the Partnership through the date of the Transfer) would be taxable to all shareholders, including new shareholders as well as those shareholders who were former limited partners of the Partnership.


                            PERFORMANCE INFORMATION

     From time to time, the "total return," "yield" and "effective yield" of a Fund may be quoted in advertisements or reports to shareholders. Total return figures show the average percentage change in the value of an investment from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of a Fund's class of shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested. These figures also take into account the distribution fee payable with respect to each Fund's Retail Shares and the service fee, if any, payable with respect to each Fund's Group Retirement Plan Shares. See "Distribution and Service Plans."

     Total return figures will be given for the recent one-, five- and ten-year periods, and may be given for other periods as well, such as on a year-by-year basis. With respect to the High Income Fund and the Europe Equity Fund, total return figures will include the performance of the predecessor Partnership to each such Fund, as described below. When considering average annual total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. "Aggregate total return" figures may be used for various periods, representing the cumulative change in value of an investment for the specific period (again reflecting changes in prices and assuming reinvestment of dividends and distributions. Aggregate total return may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (that is, change in the value of initial investment, income dividends and capital gains distributions). Because of the differences in distribution and service fees and certain other expenses, the performance of each of the classes of each Fund will differ.

     The Company may make available information as to the yield and effective yield on a Fund over a thirty-day period, as calculated in accordance with the SEC's prescribed formula. The effective yield assumes that the income earned by an investment in shares of the Fund is reinvested in shares of the same class and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     In reports or other communications to shareholders or in advertising materials, performance of a Fund may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by independent services that monitor the performance of mutual Funds, or other industry or financial publications such as Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Company Values, The New York Times, USA Today and The Wall Street Journal. Performance figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information contains a further description of the methods used to determine performance. Investors may contact the Distributor to obtain current performance figures.

Performance of the Predecessor Partnerships

     The investment performance of Lipper Intermediate Investment Fund No. 2, L.P. (the corresponding Partnership to the High Income Fund) and of Prime Lipper Europe Equities Fund, L.P. (the corresponding Partnership to the Europe Equity Fund) is illustrated below. The investment objectives and policies of the High Income Fund and the Europe Equity Fund are in all materials respects equivalent to those of the corresponding Partnerships. While the High Income Fund and the Europe Equity Fund will be managed in a manner that is in all material respects equivalent to the management of the corresponding Partnership, each such Fund is subject to certain restrictions on its activities under the 1940 Act and the Code to which its corresponding Partnership was not subject. Had the Partnerships been registered under the 1940 Act and subject to the provisions of the Code, their investment performance may have been adversely affected. Operating expenses incurred by each Fund (before any voluntary fee waivers and reimbursements) are expected to be higher than the expenses that would have been incurred by its corresponding Partnership. Past performance of a Partnership should not be considered as indicative of the corresponding Fund's future performance.

                          Total Rates of Return<F1><F2>


                                                            January 1,          Twelve                            Average
                                                             through         Months Ended       Cumulative         Annual
                              Years Ended December 31,     September 30,     September 30,     Return Since     Return Since
                            1992<F3>    1993        1994       1995              1995           Inception         Inception


Lipper Intermediate
Investment
Fund No. 2, L.P.<F4>        10.71%     14.24%       0.51%     10.91%            11.10%            40.99%            9.81%

Prime Lipper Europe
Equities Fund, L.P.<F5>     -2.58%     19.78%      -1.86%     20.06%            19.02%            40.11%            9.52%


____________________

<F1>   The annual total rates of return for each Partnership are net of fees and expenses of such Partnership, and represent the change in value of a hypothetical Partnership account for the year, assuming reinvestment at unit value of any distributions.
<F2>   Compounded annual rates of return presented for each Partnership are the rates of return on a compounded basis that would be earned on an investment over a specific time period expressed in annualized form.
<F3>   Represents return for 1992 year from commencement of operations of the
       High Income Fund on February 1, 1992 and of the Europe Equity Fund on January 13, 1992.
<F4>   The expense ratio of Lipper Intermediate Investment Fund No. 2, L.P. for the years ended December 31, 1992, 1993 and 1994, and for the period January 1, 1995 through September 30, 1995 were 1.26%, 1.13%, 1.02% and 1.05%, respectively. For information with respect to the estimated expense ratio for the High Income Fund, see "Company Expenses."
<F5>   The expense ratio of Prime Lipper Europe Equities Fund, L.P. for the years ended December 31, 1992, 1993 and 1994, and for the period January 1, 1995 through September 30, 1995 were 1.77%, 1.68%, 1.62% and 1.63%.
       For information with respect to the estimated expense ratio for the Europe Equity Fund, see "Company Expenses."


Performance of U.S. Equity Accounts

     The Schedule of Rates of Return which follows represents the investment performance record for certain U.S. equity oriented accounts managed by Lipper on a fully discretionary basis over the periods presented.

               Schedule of Rates of Return
        for the Composite of U.S. Equity Accounts
            Managed by Lipper & Company, L.P.

        Annual Rate of Return for the Year Ending


                                                                                             Year-to-Date
      Period                 6/10/92-12/31/92         12/31/93          12/30/94         through Nov. 30, 1995


      Rate of Return
      for the Period              -8.25%              5.49%             10.04%                   21.75%


      Cumulative
      Rate of Return              -8.25%              -3.22%             6.50%                   29.66%

Number of Accounts                  1                   1                 2                        2

Market Value of Accounts
included in Composite           $22,622,481         $26,772,549        $80,864,220            $118,344,214






Notes for the U.S. Equity Composite Rates of Returns:

1. Accounts Included in the Lipper U.S. Equity Composite:

     The Composite represents all discretionary U.S. equity-oriented accounts managed in a manner substantially similar to the investment strategy and approach to be utilized by the U.S. Adviser in managing the U.S. Equity Fund. The Composite includes one domestic limited investment partnership and one offshore investment limited partnership. The domestic investment limited partnership commenced investment operations on June 10, 1992; the offshore limited investment partnership commenced investment operations on February 1, 1994. Performance for the offshore limited investment partnership was included in the Composite in the first month of operation.

     The accounts included in the Composite have been managed using similar but not identical investment techniques and strategies to be utilized with respect to the Fund, since these accounts were not managed subject to certain investment restrictions applicable to the Fund under the Code and the 1940 Act. Had the accounts been registered under the 1940 Act and subject to the provisions of the Code, their investment performance may have been adversely affected. The accounts have engaged from time to time in certain short-selling and short-term trading activities which currently are not permissible for the Fund. Moreover, the Fund is a "diversified" portfolio under the 1940 Act and thus, as to 75% of its assets, may not invest more than 5% of its assets in the securities of any one issuer. The accounts are not limited in the percentage of assets that may be invested in the securities of any one issuer and from time to time have invested in a relatively small number of issuers.

     Performance results presented do not necessarily equate with the return experienced by any one account, or the future return to be experienced by the Fund, due to differences in brokerage commissions, account expenses, including advisory fees, the size of the positions taken in relation to account size, diversification of securities, timing of purchases and sales, and the availability of cash for new investments.

2. Calculation Methodology:

     The Composite is calculated by taking the dollar-weighted average of monthly performance of the two investment limited partnerships. Each investment partnership's performance results have been calculated in accordance with the Performance Presentation Standards for Investment Performance established by the Association of Investment Management and Research ("AIMR").

     The partnership returns are time-weighted rates of return, net of commissions and transaction costs. Each partnership was valued at each capital contribution and withdrawal date, as well as each month end. Monthly returns were calculated by dividing the partnership's total return each month by its average monthly capital balance, calculated as the opening capital balance plus the time-weighted effect of capital contributions and withdrawals.

     The Composite rates of return have been calculated in accordance with the standards set forth by AIMR by taking the dollar-weighted average of monthly performance of the two limited investment partnerships. Investment performance results are net of investment management and profit participation fees. Each partnership's investment performance was reduced by an investment management fee of one eighth of one percent of opening capital balances, at the beginning of each quarter. The Composite return for each period presented was further reduced by a profit participation fee of 15% of net profits.
     Annual rates of return are calculated by compounding monthly returns. Cumulative returns are obtained by linking the annual returns through compound multiplication.


                             ADDITIONAL INFORMATION

     The Company was incorporated in Maryland on August 22, 1995. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. The Company's Charter currently authorizes the issuance of three series of shares, one series corresponding to each of the Funds, and three classes of shares with respect to each series, Premier Shares, Retail Shares and Group Retirement Plan Shares. The Company's Board of Directors may, in the future, authorize the issuance of additional series of capital stock representing shares of additional investment Funds or additional classes of shares of the Funds.

     Shares of each class of the Fund represent interests in the Fund in proportion to the net asset value of each class. Certain Fund expenses, such as distribution and transfer agency expenses, are allocated separately to each class of the Fund's shares based upon expenses identifiable by class.

     All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects one series or class. Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940
Act), the Company is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Company's directors if such a request is made, in writing, by the holders of at least 10% of the Company's outstanding voting securities.
     All shares of the Company, when issued, will be fully paid and nonassessable.

     The Chase Manhattan Bank, N.A. is located at 4 Chase MetroTech Center, Brooklyn, NY 11245, and serves as custodian of the Company's investments.

     Chase Global Funds Services Company is located at 73 Tremont Street Boston, MA 02208, and serves as the Company's transfer agent.

     The Company sends shareholders a semi-annual and audited annual report, which includes listings of investment securities held by the Company at the end of the period covered. In an effort to reduce the Company's printing and mailing costs, the Company may consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record would receive a single copy of each report. In addition, the Company may consolidate the mailing of its Prospectus so that a shareholder having multiple accounts would receive a single Prospectus annually. Any shareholder who does not want this consolidation to apply to his or her account should contact the Transfer Agent. Shareholders may direct inquiries regarding the Company to 1-800-LIPPER9.

APPENDIX A

                             DESCRIPTION OF RATINGS

     A description of the rating policies of Moody's and S&P with respect to bonds and commercial paper appears below.


Moody's Investors Service's Corporate Bond Ratings

     Aaa - Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa - Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B - Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
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     Ca - Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.


Standard & Poor's Ratings Group Corporate Bond Ratings

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

     AA - Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

     A - Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

     BB-B-CCC-CC-C - Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI - Bonds rated "CI" are income bonds on which no interest is being paid.


     D - Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.
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Moody's Investors Service's Commercial Paper Ratings

     Prime-1 - Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well- established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well- established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 - Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Prime-3 - Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime - Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Group Commercial Paper Ratings

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".
     A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B - Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
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     D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Prospectus

March 6, 1996
No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its Distributor. This Prospectus does not constitute an offering by the Company or by the Distributor in any jurisdiction in which such offering may not lawfully be made.


                               Table of Contents


Prospectus Summary  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

Company Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . .   9

Investment Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . .  19

The Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

Risk Factors and Special Considerations . . . . . . . . . . . . . . . . . .  21

Purchase of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

Distribution and Service Plans  . . . . . . . . . . . . . . . . . . . . . .  27

Redemption of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

Exchange Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

Valuation of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

Management of the Company . . . . . . . . . . . . . . . . . . . . . . . . .  34

Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

Performance Information . . . . . . . . . . . . . . . . . . . . . . . . . .  41

          1. Accounts Included in the Lipper U.S. Equity Composite:   . . .  44

          2. Calculation Methodology:   . . . . . . . . . . . . . . . . . .  45

Additional Information  . . . . . . . . . . . . . . . . . . . . . . . . . .  45

Description of Ratings  . . . . . . . . . . . . . . . . . . . . . .  Appendix A

 The Lipper Funds, Inc. is not affiliated with Lipper Analytical Services, Inc.